UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):        April 13, 2011

Bank of the Ozarks, Inc.
(Exact name of registrant as specified in its charter)

Arkansas
(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

(   )      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Registrant hereby furnishes its press release dated April 13, 2011 announcing First Quarter 2011 Earnings which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

See Item 2.02. Results of Operations and Financial Condition

Item 8.01	Other Events.

On April 8, 2011, the Company was served with a petition filed on March 31, 2011 by the Seib Family, GP, LLC, a Texas limited liability company, as General Partner of Seib Family, LP in the District Court of Dallas County, Texas, Cause Number 11-04057, against the Company, a former borrower of the Company’s subsidiary bank, and an affiliate of the former borrower, alleging, among other things, that the defendants fraudulently induced the plaintiff to purchase a tract of real estate consisting of approximately 60 acres located at 318 Cadiz Street in Dallas, Texas, owned by the former borrower and financed by the Company’s subsidiary bank. The petition alleges that the defendants knew that a levee protecting the property from the Trinity River flood plain did not meet federal standards, that the defendants omitted to disclose that information to plaintiff prior to the sale of the property, and that due to the problems or potential problems with the levee, the value of the property was significantly impaired, as supported by a report by the U.S. Corps of Engineers concerning the condition of the levee, released at approximately the same time as the plaintiff purchased the property from the JPI defendants with the aid and assistance of the Company. The petition further alleges that the plaintiff did not become aware of the U.S. Corps of Engineers’ report until a month or two after it purchased the property.

The petition also alleges that the defendants’ conduct violated the Texas Securities Act and the Texas Deceptive Trade Practices Act, and seeks compensatory damages, trebled under the Texas Deceptive Trade Practices Act, plus exemplary damages, attorneys’ fees, costs, interest, and other relief the court deems just. No specific amount of dollar damages has been claimed. The Company believes the allegations of the petition are wholly without merit and intends to vigorously defend against these claims.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 13, 2011: Bank of the Ozarks, Inc. Announces First Quarter 2011 Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date:	April 13, 2011	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer and Chief Accounting Officer

Exhibit No.	Document Description

99.1	Press Release dated April 13, 2011: Bank of the Ozarks, Inc. Announces First Quarter 2011 Earnings

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